Exhibit 99.1

FOXO TECHNOLOGIES INC. ANNOUNCES RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

MINNEAPOLIS, MN, December 2, 2024 (GLOBE NEWSWIRE) — FOXO Technologies Inc. (NYSE American: FOXO) (the “Company” or “FOXO”), announces results of its Special Meeting of its Shareholders that was held on Friday, November 29, 2024.

As previously announced, the Board of Directors of the Company had authorized a virtual meeting of its shareholders (the “Special Meeting”) to be held on Friday, November 29, 2024, at 10:30 a.m. Eastern Standard Time to seek shareholder approval for several proposals. At the Special Meeting, a total of 16,773,176 (or 93.859%) of the Company’s issued and outstanding shares of Class A common stock held of record as of November 15, 2024, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which received sufficient votes (more than a majority of the votes cast) for approval

Shareholder Proposals Requested and Approved:

Proposal 1.

Until recent weeks, the Company was at risk of the trading price of its Class A Common Stock falling below the $0.10 minimum requirement for NYSE American continued listing requirements and the Board of Directors determined it was prudent and necessary to ask the shareholders to approve a reverse stock split of our issued and outstanding Class A Common Stock any time before September 30, 2025, at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors, without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split.

The vote results were as follows.

For	Against	Abstain
16,773,176	0	0

In the event the Company’s share price does not risk triggering the $0.10 per share minimum requirement for NYSE American continued listing requirements THE BOARD OF DIRECTORS MAY ELECT NOT TO COMPLETE A REVERSE STOCK SPLIT in the timeframe permitted.

Proposal 2.

The Company has entered into an Exchange Agreement with a debt holder who it has been unable to repay, and the Company desires to have the debt holder exchange their debt to equity. The Company asked its shareholders to approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock that was outstanding immediately prior to the Exchange Agreement when it was entered into but not exceeding 11,288,568 shares. The debt outstanding was approximately $1,945,000 at September 30, 2024.

The vote results were as follows.

For	Against	Abstain
15,664,421	0	1,108,755

The quantity and value of shares of Class A Common Stock the Company will be required to issue will be directly related to the amount debt exchanged to equity on the date exchanged.

Proposal 3.

The Company has entered into an agreement with ClearThink Capital Partners, LLC that will give the Company access to a $5 million Equity Line of Credit the Company can draw on if needed to support the business objectives of the Company. The Company asked its shareholders to approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement dated October 13, 2023 with ClearThink Capital Partners, LLC (“ClearThink”), as supplemented by the Supplement to Strata Purchase Agreement, dated as of October 13, 2023, and as amended, with ClearThink Capital Partners, LLC (the “Strata Purchase Agreement”) whereby ClearThink agreed to purchase up to $5,000,000 of shares of our Class A Common Stock and in connection with the Finder’s Fee Agreement, dated as of October 9, 2023, as amended (the “Finder Agreement”), with J.H. Darbie & Co., Inc., a registered broker-dealer (the “Finder”) but not exceeding 40,000,000 shares.

The vote results were as follows.

For	Against	Abstain
15,664,421	0	1,108,755

The quantity and value of shares of Class A Common Stock the Company will be required to issue will be directly related to the cash it draws from the Equity Line of Credit, if used, on the date drawn.

Proposal 4.

The Company entered into an agreement with an institutional investor to receive up to $2.5 million in debt funding. The Company has received $1 million at this time and asked its shareholders to approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”) but not exceeding 30,800,000 shares.

The vote results were as follows.

For	Against	Abstain
16,773,176	0	0

The quantity and value of Class A Common Stock the Company will be required to issue will be directly related to the value of debt converted to equity on the date converted.

Proposal 5.

To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

The vote results were as follows.

For	Against	Abstain
16,773,176	0	0

Proposal 6.

Such other matters may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

The vote results were as follows.

For	Against	Abstain
15,664,421	0	1,108,755

“We sincerely appreciate the support our shareholders continue to provide,” said Mark White, Interim CEO of FOXO, “to have almost 94% of our shareholders vote on these matters was an exceptional result. We look forward to the opportunities the transformation of our Company throughout 2024 has presented, and believe we can create significant value for our shareholders as we build on these opportunities”

About FOXO Technologies Inc. (“FOXO”)

FOXO owns and operates three subsidiaries.

Foxo Labs, Inc. is a biotechnology company dedicated to improving human health and life span through the development of cutting-edge technology and product solutions for various industries.

Myrtle Recovery Centers, Inc., is a 30-bed behavioral health facility in East Tennessee. Myrtle provides inpatient services for detox and residential treatment and outpatient services for MAT and OBOT Programs.

Rennova Community Health, Inc., owns and operates Scott County Community Hospital, Inc. (d/b/a Big South Fork Medical), a critical access designated (CAH) hospital in East Tennessee.

For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements about the delisting of the Warrants from NYSE American, trading of the Warrants in the over-the-counter market, the continued listing of the Company’s Class A common stock on NYSE American, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning, but the absence of these words does not mean that a statement is not forward-looking. Any such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the Company’s control. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the possibility that the Plan will not be accepted by NYSE American, the Company will be unable to satisfy other continued listing requirements of NYSE American for its Class A common stock to maintain the listing of the Class A common stock on NYSE American; the risk of changes in the competitive and highly regulated industries in which FOXO operates; variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; the ability to implement FOXO’s business plans, forecasts, and other expectations; the ability to obtain financing; the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO operates, including the highly regulated insurance industry. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Crescendo Communications, LLC

(212) 671-1020

foxo@crescendo-ir.com